Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbarnes-Oxley Act of 2002, I, Steven S. Myers, hereby certify that the annual report on Form 10-K for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of SM&A.

Dated: March 11, 2003	/s/ STEVEN S. MYERS

Steven S. Myers President and Chief Executive Officer